UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 19, 2008

THE BON-TON STORES, INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2801 E. Market Street
York, Pennsylvania	17402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   717-757-7660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 19, 2008, The Bon-Ton Stores, Inc. (the "Company") issued a press release announcing the declaration of a cash dividend on the Class A Common Stock and Common Stock of the Company. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

99.1   Press Release issued March 19, 2008 regarding declaration of a cash dividend on the Class A Common Stock and Common Stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

		By:	/s/ Keith E. Plowman
Keith E. Plowman
Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Dated:	March 19, 2008